UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Rule 14a-101)

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☑ Soliciting Material Pursuant to §240.14a-12

CHEMTURA CORPORATION
(Name of Registrant as Specified In Its Charter)

LANXESS AG
LANXESS DEUTSCHLAND GMBH
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by: Lanxess Deutschland GmbH
Pursuant to Rule 14a-12
under the Securities Exchange Act of 1934
Subject Company: Chemtura Corporation
Commission File No.: 001-15339

The following materials are available to shareholders of Chemtura Corporation in connection with the previously announced transaction between Chemtura Corporation and Lanxess Deutschland GmbH on the transaction website hosted by Lanxess AG located at  http://lanxess.com/en/corporate/investor-relations/investor-news/:

1) Investor Presentation

Matthias Zachert, CEO
Michael Pontzen, CFO
Building a major additives player
LANXESS to acquire Chemtura

The presentation relates to the proposed acquisition of Chemtura Corp. by LANXESS AG.
The information included in this presentation is being provided for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to purchase any securities, nor a solicitation of any vote or approval. No public market exists for the securities of
LANXESS AG in the United States.

This presentation contains certain forward-looking statements, including assumptions, opinions and views of the company or cited from third party sources. Various known and unknown risks, uncertainties and other factors could cause the actual results, financial position, development or performance of LANXESS AG to differ materially from the estimations expressed or implied herein. LANXESS AG does not guarantee that the assumptions underlying such forward-looking statements are free from errors nor does it accept any responsibility for the future accuracy of the opinions expressed in this presentation or the actual occurrence of the forecast developments. No representation or warranty (expressed or implied) is made as to, and no reliance should be placed on, any information, estimates, targets and opinions, contained herein, and no liability whatsoever is accepted as to any errors, omissions or misstatements contained herein, and accordingly, no representative of LANXESS AG or any of its affiliated companies or any of such person's officers, directors or employees accept any liability whatsoever arising directly or indirectly from the use of this document.
Important Additional Information
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Chemtura Corp. by LANXESS AG.
The proposed acquisition will be submitted to the stockholders of Chemtura Corp. for their consideration. In connection therewith, Chemtura
Corp. intends to file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”) and mail such proxy statement to its stockholders of record. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE
URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER
RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME
AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and
stockholders will be able to obtain free copies of the proxy statement, any amendments or supplements thereto and other documents containing important information about Chemtura Corp., once such documents are filed with the SEC, through the website maintained by the
SEC at www.sec.gov. Copies of the documents filed with the SEC by Chemtura Corp. will be available free of charge on Chemtura Corp.’s website at http://investor.chemtura.com under the heading “Financials & Filings”. Stockholders of Chemtura Corp. may also obtain a free copy of the definitive proxy statement by contacting Chemtura Corp.’s Investor Relations Department at (203) 573-2153.
Safe harbor statement

LANXESS to acquire Chemtura – building a major, global
additives player
Acquisition
Rationale
Financial valuation
Timing & milestones
Agreed acquisition of Chemtura, a US-based specialty chemical company and a major player in the field of additives
All cash consideration of USD 33.50 per share
Establishing a major global additives player, strengthening business risk profile
▪Complementary additive businesses with significant synergies (~€100 m)
▪Strengthen global presence and end-market diversification
Enterprise value: ~€2.4 bn*
EV/EBITDA including synergies: ~7x
Financing: hybrid and senior bonds in line with investment grade commitment
Fast deleveraging expected after closing through strong free cash flow
Approval of Chemtura shareholder meeting
Subject to regulatory clearances
Closing anticipated mid 2017
* FX: 1.10 USD/EUR

LANXESS creates a major, global additives business
Attractive characteristics of
additives business
Increasing performance requirements drive growth above GDP
Demand for
technical service
Product
enhancement relative
to share of
customers’ costs
Additives
Process Chemicals
Formulations
Fine Chemicals
Inorganic Specialty Materials
(100-120 bn USD)
Additives among the most attractive product groups in the
specialty chemical industry
 ▪ Small part of the customers’
 costs
 ▪ Desired result is key for
 customer
 ▪ Knowledge and technical
 service intensive
 ▪ Low capital-intensity

 ▪ Sales ~€1.5 bn
 ▪ EBITDA pre ~€245 m
 ▪ ~2,500 employees
 ▪ 20 sites in 11 countries
Chemtura has a growing and profitable additives business
with a strong US footprint
Well established in lubricant additives and flame retardants
Sales and EBITDA are based on Q2 2016 LTM, USD/EUR 1.10
* Listed at NYSE, Headquarters: Philadelphia, PA (US)
**CAGR: 2016-2020 (based on IHS)
Additives
Organometallics
Urethanes
Additives
Flame
retardants
Lubricant
additives
North America
Asia
Europe
Latin America
Building &
construction
Electrical &
Electronics
Energy
Transportation
~3.0%
~5.5%
~2.0%
~3.5%
Key customer bases growing**
Sales split

Bundling forces (2014):
All additives in one business unit
LANXESS has established a strong additives platform with
strong footprint in Europe in 2014
Business Unit ADD
in Performance Chemicals
Flame retardants
& plastic additives
Rubber additives
Lubricant additives
Colorants
North America
A global player with tailor-made solutions and clear customer focus
A broad product portfolio in the additives field
Unitex (2011)
Darmex (2011)
Thermphos site (2013)
Asia
Europe
Latin America
Business Unit Additives
Management with
proven M&A track
record
Sales are based on Q2 2016 LTM
 ▪ Sales ~€850 m
 ▪ Employees: ~1,600
 ▪ Globally operating in 20
 production sites

Focus on industrial lubricants
An attractive opportunity - demand driven by
increasing efficiency needs in lubricants
A global leader in highly fragmented industrial
lubricant additives* (combined sales of ~€650 m)
Industrial
Lubricants
Automotive
Lubricants
Highly fragmented
market
Growth drivers
industrial lubricants
(3-4% p.a.)
▪Improved performance
  requirements
▪Tightening workers’ health
  and safety standards
▪Environmental
  improvements
▪E.g.: oil for wind turbines,
  high performance specialty
  greases
* according to LANXESS’ market intelligence

 ▪ Backward integration
 potential
Base fluids
LANXESS
Chemtura
Raw materials
Chemical
Intermediates
Product steps in lubricant marketplace
* Packages: technical term for formulations / mixtures of different additive components

▪ Flame retardants reduce flammability
▪ Main applications:
 ➢ Furniture (upholstery)
 ➢ Construction (e.g. styrene insulation panels)
 ➢ E&E (e.g. PCBs, TVs, computers)
▪ Demand growth 3-4% p.a. driven by
 ➢ Increasing regulations
 ➢ Increasing fire protection standards
Flame retardants with 3-4% annual volume
growth
Combined: a global leader in flame retardants*
(combined sales ~€900 m)
* according to LANXESS’ market intelligence

 ▪ Complementary
 portfolios in flame
 retardants
 ▪ Good platform for
 growth with new flame
 retardant developments
Bromine
Value chain flame retardants
✓
✓
Backward
integration
Broad
product
portfolio
Phosphor
chloride
Phosphorous
based flame
retardants
LANXESS
Chemtura

▪ Urethanes offer new product class of high-tech
 materials for e.g., mining, oil and leisure
▪ Low asset intensity
▪ Well-positioned in hot cast pre-polymers
▪ New capacities in place to cater future growth in
 Asia (Nantong, China)
▪ Within BU AII, Organometallics forms smaller
 business class (<€200 m sales)
▪ Established presence in Europe for
 Organometallics, esp. for catalysts in polymers
▪ Excellent production know-how
▪ Overall Organometallics facing a very competitive
 market environment
Urethanes and Organometallics:
Broadening LANXESS’ portfolio
Urethanes
Strengthening segment High Performance Materials
Integration into BU Advanced Industrial Intermediates
High Performance
Materials
Antioxidants &
Accelerators
Aromatic Network
Benzyl Products and
Inorganic acids
Polyols and Oxidation
products
Organometallics
LANXESS
Chemtura

Around €100 m synergies on EBITDA level by 2020
by combining Chemtura’s and LANXESS’ platforms
▪ Cross-selling opportunities
▪ Expansion due to
 complementary regional
 strengths
▪ Optimization of production
 platform
▪ Sales channel optimization
Business driven synergies
 ▪ Eliminate redundant
 functions
 ▪ Streamlining of country
 infrastructure costs (office
 infrastructure)
 ▪ Costs related to public listing
Admin cost synergies
~€100 m synergies to be realized by 2020,
thereof ~€25 m already in 2017
▪ Integration costs (IT integration,
 retention packages,
 communication)
▪ Production platform
 optimization
▪ Severance payments
One time costs*
~€140 m OTCs
and ~€50 m capex
* Synergy related one time costs, excluding ~€80 m transaction related costs (including cost of planned refinancing of target debt), which are considered in purchase price
low realization risks

Transaction with fair valuation
 ▪ ~€1.5 bn of sales
 ▪ Closing anticipated mid 2017
Key facts of acquisition
EV/EBITDA ~7x
including synergies
~10x
excluding synergies
FX: 1.10 USD/EUR
Sales and EBITDA pre exceptionals based on Q2 2016 LTM; 62.94 million share of common stock outstanding
* EPS before one-time costs and amortization from PPA
Attractive EPS accretion* from year 1

Initial financing in place – Balanced takeout financing and
deleveraging will follow quickly
Solid financing with commitment to investment grade rating
▪ Full bridge financing in place for €2.0 bn underwritten by JPMorgan and Barclays
▪ Balanced capital market financing to follow quickly
 ➢ Hybrid of €500-750 m
 ➢ Senior bonds of ~€1.0-1.25 bn
 ➢ Remainder from existing liquidity
 ▪ Currency risk management for purchase price
 ▪ LANXESS share buy-back of ~€200 m will not be considered for the time being
 ▪ Strong combined free cash flow will support quick deleveraging
 ▪ No material M&A activity during integration and deleveraging phase
Strong focus on investment grade rating in financing approach

Closing anticipated mid 2017
Documentation with SEC
Signing
Proxy solicitation period
Extraordinary Chemtura
Stockholders’ Meeting*
 October November  December
Regulatory application and approval process
Closing
* At stockholders’ meeting >50% (of outstanding shares) approval threshold required
2016
2017
Take out financing

LANXESS and Chemtura – strong strategic and financial fit
Creating a global and major additives business with
visible synergy potential
Fast transformation of LANXESS to a more resilient,
higher value and more cash generative company
Fair valuation with high shareholder return and
delivery on investment grade commitment

Backup – supporting material

Petroleum Additives: A well-positioned customer-oriented
solution provider in lubricant additives with back-integration
▪ Synthetic lubricant base
 stocks
▪ Lubricant additives
▪ Finished fluids
▪ Industrial oils and greases
▪ Engine and gear oils
▪ Automotive, aviation and
 marine lubricants
▪ Ø growth rate: 3-4%
▪ Established positions in
 selected products and
 applications
Globally operating in 10 sites
with new capacity in China
Raw materials
Base stocks
(synthetic)
Fluids
Chemical
Intermediates
▪ Backward integration into base
 stocks and chemical intermediates
▪ Good platform for growth
 (investment in NL (base stocks)
 and CN (components and fluids))
▪ Growth driven by substitution of
 traditional lubricants and higher
 performance requirements
Greases

Great Lakes Solutions: A major player in flame retardants,
elemental bromine and bromine derivatives
▪ Flame retardants
▪ Elemental bromine
▪ Clear brine fluids
▪ Bromine derivatives
▪ Electronics
▪ Ø growth rate: ~3%
Globally operating in 3 sites
with bromine reserves in US
Fully backward integrated
▪ Driven by higher fire safety
 standards (regulatory)
▪ Environmentally friendly flame
 retardants on increasing demand
Bromine
reserve
Brominated flame
retardants
Bromine derivatives
(e.g. fumigants)
2nd largest reserve globally
with 2nd highest bromine
content

Urethanes: A player with high level of technical
service to offer customer specific solutions
▪ Pre-polymers
▪ Flexible coatings
▪ Polyester polyols
▪ Mining equipment coatings
▪ Ø growth rate: ~3.5%
Globally operating in 6 sites
with new capacity in China
▪ Major player in hot cast pre-
 polymers and thermoplastic
 urethanes
▪ High level of technical
 service to offer customer
 specific solutions
▪ Only manufacturer of low free
 products - reducing fume
 exposure during handling
▪ Well known and established
 brands

Organometallics: mainly focused on polyolefin catalysts
▪ Organometallics
▪ Ø growth rate: 3-4%
Operating in 3 sites with main
production plant in Germany
Specialized in production of
complex, highly reactive
organometallic compounds,
especially for catalysts uses
▪ Production know-how is key:
 hazardous in production &
 handling
▪ Established European presence
Metal
compound
Chemicals
Organometallics

Details on synergies and one-time costs
~10
~30
Capex
~10
2018
2017
2016
2019
~30
~70

Expense
(one-time costs)*
~20
~25
~25
Synergies
~35
Preliminary implementation schedule
[€ m]
[€ m]
[€ m]
2020
~15
~100
~50
~20
Total
~140
* excluding ~€80 m transaction related costs (including cost of planned refinancing of target debt), which are considered in purchase price

Contact details Investor Relations
Oliver Stratmann
Head of Treasury & Investor Relations
Tel. : +49-221 8885 9611
Fax. : +49-221 8885 5400
Mobile : +49-175 30 49611
Email : Oliver.Stratmann@lanxess.com
Janna Günther
Assistant to Oliver Stratmann
Tel. : +49-221 8885 9834
Fax. : +49-221 8885 4944
Mobile : +49-151 74612615
Email : Janna.Guenther@lanxess.com
Katharina Forster
Institutional Investors / Analysts / AGM
Tel. : +49-221 8885 1035
Mobile : +49-151 74612789
Email : Katharina.Forster@lanxess.com
Ulrike Rockel
Head of Investor Relations
Tel. : +49-221 8885 5458
Mobile : +49-175 30 50458
Email : Ulrike.Rockel@lanxess.com
LANXESS IR website
Jens Ussler
Institutional Investors / Analysts
Tel. : +49-221 8885 7344
Mobile : +49-151 7461 2913
Email : Jens.Ussler@lanxess.com
Thorsten Zimmermann
Institutional Investors / Analysts
Tel. : +49-221 8885 5249
Mobile : +49 151 7461 2969
Email : Thorsten.Zimmermann@lanxess.com